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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY


                                    GUARANTY

                            DATED AS OF JULY 30, 2004

                                      AMONG

                  THE GUARANTORS FROM TIME TO TIME PARTY HERETO

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                         AS TERM B ADMINISTRATIVE AGENT

                                       AND

                             NATIONAL BANK OF CANADA
                        AS CANADIAN ADMINISTRATIVE AGENT

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                               TABLE OF CONTENTS*

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                                                ARTICLE I
                                                GUARANTY

Section 1.01          The Guaranty...........................................................................2
Section 1.02          Guaranty Absolute......................................................................3
Section 1.03          Payments...............................................................................4
Section 1.04          Discharge; Reinstatement in Certain Circumstances......................................7
Section 1.05          Waiver by the Guarantors...............................................................7
Section 1.06          Agreement to Pay; Subordination of Subrogation Claims..................................9
Section 1.07          Stay of Acceleration..................................................................10
Section 1.08          No Set-Off............................................................................10

                                               ARTICLE II
                              INDEMNIFICATION, SUBROGATION AND CONTRIBUTION

Section 2.01          Indemnity and Subrogation.............................................................10
Section 2.02          Contribution and Subrogation..........................................................11

                                               ARTICLE III
                                REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01          Representations and Warranties; Certain Agreements....................................11
Section 3.02          Information...........................................................................12
Section 3.03          Subordination by Guarantors...........................................................12

                                               ARTICLE IV
                                                 SET-OFF

Section 4.01          Right of Set-Off......................................................................12

                                                ARTICLE V
                                              MISCELLANEOUS

Section 5.01          Notices...............................................................................12
Section 5.02          Benefit of Agreement..................................................................13
Section 5.03          No Waivers; Non-Exclusive Remedies....................................................13
Section 5.04          Expenses; Indemnification.............................................................13
Section 5.05          Enforcement...........................................................................15
Section 5.06          Amendments and Waivers................................................................15
Section 5.07          Governing Law; Submission to Jurisdiction.............................................15
Section 5.08          Limitation of Law; Severability.......................................................16
Section 5.09          Counterparts; Integration; Effectiveness..............................................16
Section 5.10          WAIVER OF JURY TRIAL..................................................................16
Section 5.11          Additional Guarantors.................................................................16
Section 5.12          Termination; Release of Guarantors....................................................17
Section 5.13          Defined Terms; Conflict...............................................................17
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*    The Table of Contents is not part of the Guaranty.

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                  GUARANTY dated as of July 30, 2004 (as amended, restated,
          modified or supplemented from time to time, this "AGREEMENT") among the GUARANTORS from time to time party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Term B Administrative Agent and NATIONAL BANK OF CANADA, as Canadian Administrative Agent, for the benefit of the Finance Parties referred to herein.

          THE JEAN COUTU GROUP (PJC) INC., a corporation formed and existing under the laws of the Province of Quebec (together with its successors and permitted assigns, the "PARENT BORROWER"), proposes to enter into a Credit Agreement dated as of July 30, 2004 (as amended, restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Parent Borrower under such agreement or any successor agreement, the "CREDIT AGREEMENT") among the Parent Borrower, THE JEAN COUTU GROUP (PJC) USA INC., a corporation formed and existing under the laws of the State of Delaware (the "U.S. BORROWER" and, together with the Parent Borrower, the "BORROWERS"), the banks and other financial institutions from time to time party hereto (the "LENDERS"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Global Transaction Coordinator, DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK FINANCIAL INC., as U.S. Joint Lead Arrangers, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as U.S. Joint Bookrunners, NATIONAL BANK FINANCIAL INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Joint Lead Arrangers and as Canadian Joint Bookrunners, NATIONAL BANK OF CANADA, as the Canadian Administrative Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Term B Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK OF CANADA, as U.S. Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Co-Syndication Agents.

          Certain Lenders and their affiliates acting as Derivatives Creditors (as defined in the Credit Agreement) may from time to time provide forward rate agreements, options, swaps, caps, floors and other Derivatives Agreements (as defined in the Credit Agreement) to certain of the Credit Parties (as defined below). The Lenders, each Issuing Lender, each Swingline Lender, the Administrative Agents, the Co-Syndication Agents, the Global Transaction Coordinator, the U.S. Joint Lead Arrangers, the Canadian Joint Lead Arrangers, the Canadian Collateral Agent, the U.S. Collateral Agent, each Indemnitee and each Derivatives Creditor and their respective successors and assigns are herein referred to individually as a "FINANCE PARTY" and collectively as the "FINANCE PARTIES".

          To induce the Lenders to enter into the Credit Agreement and the other Senior Finance Documents (as defined in the Credit Agreement) and the Derivatives Creditors to enter into the Derivatives Agreements constituting Finance Documents under the Credit Agreement (collectively with the Senior Finance Documents and the Derivatives Agreements evidencing Derivatives Obligations (as hereinafter defined) permitted under the Credit Agreement, the "FINANCE DOCUMENTS"), and as a condition precedent to the obligations of the Finance Parties thereunder, the Parent Borrower and certain of its subsidiaries listed on the signature pages hereof (each a "GUARANTOR" and, collectively, the "GUARANTORS") have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrowers and the Other Credit Parties (as hereinafter defined) under or in respect of the Finance Documents. The Borrowers and each Guarantor are referred to herein individually as a "CREDIT PARTY" and collectively as the "CREDIT PARTIES". As used herein, "OTHER CREDIT PARTIES" means, with respect to any Guarantor, any and all of the Credit Parties other than such Guarantor.

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          Each of the Guarantors is a Subsidiary or Affiliate of the Parent
Borrower and will receive not insubstantial benefits from the Credit Agreement, the Derivatives Agreements and the Loans, Bankers' Acceptances, Letters of Credit and other financial accommodations to be made, issued or entered into thereunder. Accordingly, the Guarantors hereby agree with each of the Administrative Agents for the benefit of the Finance Parties as follows:

                                    ARTICLE I
                                    GUARANTY

          SECTION 1.01 THE GUARANTY. Each Guarantor unconditionally guarantees, jointly with the other Guarantors, and severally, as a primary obligor and not merely as a surety: (i) the due and punctual payment of:

                  (A)       all Senior Obligations; and

                  (B) all Derivatives Obligations permitted under the Credit Agreement owed or owing to any Derivatives Creditor;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers and the Other Credit Parties under or pursuant to the Credit Agreement and the other Finance Documents (all such monetary and other obligations being herein collectively referred to as the "GUARANTEED OBLIGATIONS").

          Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or transaction under Section 548 of Title 11 of the United States Code or any provisions of applicable Law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to any of the Borrowers or any of their Affiliates to the extent that such indebtedness (A) would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Guarantor hereunder or (B) has been made subject to a security interest in favour of the Collateral Agents on behalf of the Finance Parties and (ii) under any guaranty of Debt subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets of such Guarantor to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guaranties by such parties (including the agreements in ARTICLE II of this Agreement). In the event that any Guarantor's liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Guarantor is liable hereunder shall not be reduced by any payment made hereunder by any other Person until the portion of the Guaranteed Obligations for which such Guarantor is not liable hereunder have been repaid.

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          SECTION 1.02      GUARANTY ABSOLUTE. Each Guarantor guarantees that
the Guaranteed Obligations will be paid strictly in accordance with the terms of the Finance Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Finance Parties with respect thereto. The obligations of the Guarantors under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against any of the Borrowers or any Other Credit Party or whether any of the Borrowers or any Other Credit Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each Guarantor, jointly and severally with each other Guarantor of the Guaranteed Obligations in each and every particular. The obligations of each Guarantor hereunder are several from those of the Other Credit Parties and are primary obligations concerning which each Guarantor is the principal obligor. The Finance Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.

          The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Credit Party, any Agent or other Finance Party or any other Person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Other Credit Party to any Finance Party under the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any of the Borrowers or such Other Credit Party.

          Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be released, discharged or otherwise affected or impaired by:

                  (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any of the Borrowers or any Other Credit Party under the Credit Agreement, the Notes, any Derivatives Agreement, or any other Finance Document, by operation of Law or otherwise;

                  (ii) any change in the manner, place, time or terms of payment of any Guaranteed Obligation or any other amendment, supplement or modification to the Credit Agreement, the Notes, any Derivatives Agreement, or any other Finance Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Guaranteed Obligation or any release of any Other Credit Party or any other guarantor or guarantors of any Guaranteed Obligation;

                  (iv) any change in the existence, structure or ownership of any of the Borrowers or any Other Credit Party or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any of the Borrowers or any Other Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Guaranteed Obligation;

                  (v) the existence of any claim, set-off or other right which any Guarantor may have at any time against any of the Borrowers, any Other Credit Party, any Agent, any other Finance Party or any other Person, whether in connection herewith or any unrelated transaction;

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     PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against any of the Borrowers or any Other Credit Party for any reason of the Credit Agreement, any Note, any Derivatives Agreement, any other Finance Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation or any provision of applicable Law purporting to prohibit the payment by the Borrowers or any Other Credit Party of any Guaranteed Obligation;

                  (vii)     any failure by any Agent or any other Finance Party:
     (A) to file or enforce a claim against any Other Credit Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Other Credit Party of any new or additional indebtedness or obligation under or with respect to the Guaranteed Obligations; (C) to commence any action against any Other Credit Party; (D) to disclose to any Guarantor any facts which such Agent or such other Finance Party may now or hereafter know with regard to any Other Credit Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Guaranteed Obligations;

                  (viii) any direction as to application of payment by any of the Borrowers, any Other Credit Party or any other Person;

                  (ix) any subordination by any Finance Party of the payment of any Guaranteed Obligation to the payment of any other liability (whether matured or unmatured) of any Other Credit Party to its creditors;

                  (x) any act or failure to act by either of the Administrative Agents or any other Finance Party under this Agreement or otherwise which may deprive any Guarantor of any right to subrogation, contribution or reimbursement against any Other Credit Party or any right to recover full indemnity for any payments made by such Guarantor in respect of the Guaranteed Obligations; or

                  (xi) any other act or omission to act or delay of any kind by any of the Borrowers, any Other Credit Party, either of the Administrative Agents or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

          Each Guarantor has irrevocably and unconditionally delivered this Agreement to both Administrative Agents, for the benefit of the Finance Parties, and the failure by any Other Credit Party or any other Person to sign this Agreement or a guaranty similar to this Agreement or otherwise shall not discharge the obligations of any Guarantor hereunder. The irrevocable and unconditional liability of each Guarantor hereunder applies whether it is jointly and severally liable for the entire amount of the Guaranteed Obligations, or only for a pro-rata portion, and without regard to any rights (or the impairment thereof) of subrogation, contribution or reimbursement that such Guarantor may now or hereafter have against any Other Credit Party or any other Person. This Agreement is and shall remain fully enforceable against each Guarantor irrespective of any defenses that any Other Credit Party may have or assert in respect of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury.

          SECTION 1.03      PAYMENTS.

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          (a)     PAYMENTS TO BE MADE UPON DEFAULT. If any of the Borrowers or
any Other Credit Party fails to pay or perform any Guaranteed Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise) or if any Default or Event of Default specified in Section 8.01(f) of the Credit Agreement occurs with respect to any of the Borrowers, the Guarantors shall, forthwith on demand of either of the Administrative Agents, pay the aggregate amount of all Guaranteed Obligations to such Administrative Agent, who shall hold such proceeds on behalf of both Administrative Agents.

          (b) GENERAL PROVISIONS AS TO PAYMENTS. Each payment hereunder shall be made without set-off, counterclaim or other deduction, in Federal or other funds immediately available at the applicable Administrative Office and to all Derivatives Creditors, as applicable, or to their representatives, at the address(es) referred to in SECTION 5.01.

          (c)     TAXES.

                  (i) PAYMENTS NET OF CERTAIN TAXES. Any and all payments by any Guarantor to or for the account of any Finance Party hereunder or under any other Finance Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges and withholdings whatsoever now or hereafter imposed by any Governmental Authority, and all liabilities (including, without limitation, interest, penalties and additions to tax) with respect thereto, excluding any and all Excluded Taxes (all such non-Excluded Taxes being hereinafter referred to as "TAXES"). If any Guarantor shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Finance Document to any Finance Party, (A) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Finance Party receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (B) such Guarantor shall make such deductions and withholdings, (C) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable Law and (D) such Guarantor shall furnish to the relevant Administrative Agent, at the applicable Administrative Office, the original or a certified copy of a receipt evidencing payment thereof.

                  (ii) OTHER TAXES. In addition, the Guarantors, jointly and severally, agree to pay any and all present or future stamp or documentary, excise or property taxes, charges or similar levies (including mortgage recording taxes and similar fees) which arise from any payment made pursuant to this Agreement or any other Finance Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Finance Document (collectively, "OTHER TAXES").

                  (iii) INDEMNIFICATION. Each Guarantor, jointly and severally, agrees to indemnify each Finance Party for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this
     SECTION 1.03(c)), as applicable, whether or not correctly or legally asserted, paid by such Finance Party and all liabilities (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Finance Party makes written demand therefor.

          (d)     JUDGMENT CURRENCY.

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                  (i)       SATISFACTION OF OBLIGATIONS IN AGREEMENT CURRENCY.
     The obligations of the Guarantors hereunder and under the other Finance Documents to make payments in a specified currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by a Finance Party of the full amount of the Obligation Currency expressed to be payable to it hereunder or another Finance Document.

                  (ii) EXCHANGE RATIO. If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made at the Exchange Rate determined as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

                  (iii) CHANGES IN EXCHANGE RATES. If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors, jointly and severally, covenant and agree to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                  (iv) For purposes of determining any rate of exchange or currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          (e)     APPLICATION OF PAYMENTS.

                  (i) PRIORITY OF DISTRIBUTIONS. All payments received by the Administrative Agents hereunder shall be applied as provided in Section
     8.03 of the Credit Agreement.

                  (ii) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT. Each of the Guarantors and the Finance Parties agrees and acknowledges that if (after all outstanding Loans, LC Obligations and BA Reimbursement Obligations have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement, such amounts shall be deposited in the applicable LC Cash Collateral Account as cash security for the repayment of Guaranteed Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit, all of such cash security shall be applied to the remaining Guaranteed Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the respective Collateral Agent from the respective LC Cash Collateral Account and distributed in accordance with SECTION 1.03(e)(i) hereof.

                  (iii) DISTRIBUTIONS WITH RESPECT TO BANKERS' ACCEPTANCES. Each of the Guarantors and the Finance Parties agrees and acknowledges that if (after all outstanding Loans, LC Obligations and BA Reimbursement Obligations have been paid in full) the Lenders are to receive a distribution on account of any Bankers' Acceptance outstanding (or deemed

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     outstanding) under the Credit Agreement, such amounts shall be deposited in the applicable cash collateral account established pursuant to Section 2.06(k) of the Credit Agreement, as cash security for the repayment of Guaranteed Obligations owing to the Lenders as such. Upon maturity of all outstanding Bankers' Acceptances, all of such cash security shall be applied to the remaining Guaranteed Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the Canadian Collateral Agent from the relevant cash collateral account and distributed in accordance with SECTION 1.03(e)(i) hereof.

          SECTION 1.04 DISCHARGE; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitments have been terminated and the principal of and interest on the Loans, all LC Obligations and BA Reimbursement Obligations and all other amounts payable by any of the Borrowers and the Other Credit Parties under or with respect to the Guaranteed Obligations have been irrevocably paid in full in cash. No payment or payments made by any of the Borrowers, any Other Credit Party or any other Person or received or collected by any Finance Party from any of the Borrowers, any Other Credit Party or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, it being understood that each Guarantor shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are irrevocably paid in full in cash. If at any time any payment by any of the Borrowers, any Other Credit Party or any other Person of any Guaranteed Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Borrowers or such Other Credit Party or other Person or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for any of the Borrowers or such Other Credit Party or other Person or any substantial part of its respective property or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. Each Guarantor agrees that payment or performance of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations shall also toll the statute of limitations applicable to each Guarantor's liability hereunder.

          SECTION 1.05 WAIVER BY THE GUARANTORS. Each Guarantor hereby waives presentment to, demand of payment from and protest to the Other Credit Parties of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that any Agent or any other Finance Party protect, secure, perfect or insure any Lien or any property subject thereto. Each Guarantor further waives any right to require that resort be had by any Agent or any other Finance Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the any Agent or any other Finance Party in favor of any Credit Party or any other Person. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by Law, and agrees that such Guarantor's obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

                  (i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Other Credit Party, any Agent, the other Finance Parties, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

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                  (ii)      any adjustment, indulgence, forbearance or
     compromise that might be granted or given by any Agent or any other Finance Party to any Other Credit Party or any other Person liable on the Guaranteed Obligations; or the failure of any Agent or any other Finance Party to assert any claim or demand or to exercise any right or remedy against any Other Credit Party under the provisions of any Finance Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Finance Document or any other agreement, including with respect to any Other Credit Party under this Agreement;

                  (iii) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Other Credit Party or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Other Credit Party, or any change, restructuring or termination of the corporate structure or existence of any Other Credit Party, or any sale, lease or transfer of any or all of the assets of any Other Credit Party, or any change in the shareholders, partners, or members of any Other Credit Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

                  (iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by Law, the act of creating the Guaranteed Obligations or any part thereof is ULTRA VIRES, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Other Credit Party has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Other Credit Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

                  (v) any full or partial release of the liability of any Other Credit Party or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than the Borrowers will be liable to perform the Guaranteed Obligations, or that the Finance Parties will look to any other party to perform the Guaranteed Obligations;

                  (vi) the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations;

                  (vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, willful, unreasonable or unjustifiable impairment) of any Letter of Credit, collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

                  (viii) any right that any Guarantor may now or hereafter have under Section 3-606 of the UCC or otherwise to unimpaired collateral;

                  (ix) the failure of any Agent, any other Finance Party or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                  (x) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the Collateral;

                  (xi) any payment by any Other Credit Party to either of the Administrative Agents, any other Agent or any other Finance Party being held to constitute a preference under Title 11 of the United States Code or any similar Federal, foreign or state Law, or for any reason any Agent or any other Finance Party being required to refund such payment or pay such amount to any Other Credit Party or someone else;

                  (xii) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

                  (xiii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of Law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

                  (xiv) the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Credit Party, either of the Administrative Agents, any other Finance Party or any other Person, whether in connection herewith or any unrelated transactions; PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

                  (xv) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, such Guarantor as a matter of Law or equity.

All waivers herein contained shall be without prejudice to the right of the Administrative Agents at their option to proceed against any Credit Party or any other Person, whether by separate action or by joinder.

          SECTION 1.06 AGREEMENT TO PAY; SUBORDINATION OF SUBROGATION CLAIMS. In furtherance of the foregoing and not in limitation of any other right that either of the Administrative Agents, any other Agent or any other Finance Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the relevant Administrative Agent or such other Finance Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to such Administrative Agent or any Finance Party as provided above, all rights of such Guarantor against any Other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall (including, without limitation, in the case of any Subsidiary Guarantor, any rights of such Guarantor arising under ARTICLE II of this Agreement) in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. No failure on the part of any Other Credit Party or any other Person to make any payments in respect of any subrogation, contribution, reimbursement, indemnity or similar right (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Finance Parties and shall forthwith be turned over to the relevant Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to such Administrative Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Finance Documents.

          SECTION 1.07 STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by either of the Borrowers under or with respect to the Guaranteed Obligations is stayed upon the insolvency or bankruptcy of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, any Derivatives Agreement or any other agreement or instrument evidencing or securing the Guaranteed Obligations shall nonetheless be payable by the Guarantors hereunder, jointly and severally, forthwith on demand by either of the Administrative Agents, the holders of at least 51% of the Derivatives Obligations or any other Finance Party, as applicable, in the manner provided in SECTION 1.01.

          SECTION 1.08 NO SET-OFF. No act or omission of any kind or at any time on the part of any Finance Party in respect of any matter whatsoever shall in any way affect or impair the rights of either of the Administrative Agents or any other Finance Party to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Guaranteed Obligation or any defense of any kind or nature which any Guarantor has or may have against any of the Borrowers or any Finance Party shall be available against either of the Administrative Agents or any other Finance Party in any suit or action brought by either of the Administrative Agents or any other Finance Party to enforce any right, power or benefit provided for by this Agreement; PROVIDED that nothing herein shall prevent the assertion by any Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which it may have against any Finance Party hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Finance Party separately, it being the intent of this Agreement that each Guarantor shall be unconditionally, absolutely and jointly and severally obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Finance Party.

                                   ARTICLE II
                  INDEMNIFICATION, SUBROGATION AND CONTRIBUTION

          SECTION 2.01 INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable Law (but subject to SECTION 1.07 above), each of the Borrowers agrees that (i) in the event a payment shall be made by any Subsidiary Guarantor under this Agreement, each of the Borrowers shall, jointly and severally, indemnify such

Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Finance Party, the Borrowers shall, jointly and severally, indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 2.02 CONTRIBUTION AND SUBROGATION. Each Subsidiary Guarantor (a "CONTRIBUTING GUARANTOR") agrees (subject to SECTION 1.06 above) that, in the event a payment shall be made by any other Subsidiary Guarantor under this Agreement or assets of any other Subsidiary Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Finance Party and such other Subsidiary Guarantor (the "CLAIMING GUARANTOR") shall not have been fully indemnified by the Borrowers as provided in SECTION 2.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor on the date that the obligation(s) supporting such claim were incurred under this Agreement and the denominator of which shall be the aggregate net worth of all the Subsidiary Guarantors on such date (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to SECTION 5.11, the date of the Accession Agreement executed and delivered by such Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this SECTION 2.02 shall be subrogated to the rights of such Claiming Guarantor under SECTION 2.01 to the extent of such payment.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          SECTION 3.01 REPRESENTATIONS AND WARRANTIES; CERTAIN AGREEMENTS. Each Guarantor hereby represents, warrants and covenants as follows:

          (a) All representations and warranties contained in the Credit Agreement that relate to such Guarantor are true and correct.

          (b) Such Guarantor agrees to comply with each of the covenants contained in the Credit Agreement that impose or purport to impose, through agreements with the Borrowers, restrictions or obligations on such Guarantor.

          (c) Such Guarantor acknowledges that any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default under Section 8.01 of the Credit Agreement.

          (d) Such Guarantor has, independently and without reliance upon either of the Administrative Agents or any other Finance Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the Board of Directors (or persons performing similar functions in case of a Guarantor which is not a corporation) of such Guarantor has decided that a direct or an indirect benefit will accrue to such Guarantor by reason of the execution of this Agreement.

          (e) (i) This Agreement is not given with actual intent to hinder, delay or defraud any Person to which such Guarantor is or will become, on or after the date hereof, indebted; (ii) such Guarantor has received at least a reasonably equivalent value in exchange for the giving of this

Agreement; and (iii) such Guarantor is Solvent on the date hereof and will not cease to be Solvent as a result of the giving of this Agreement.

          SECTION 3.02 INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Other Credit Parties and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agents, any other Agent or any other Finance Party will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 3.03 SUBORDINATION BY GUARANTORS. In addition to the terms of subordination provided for under SECTION 1.06, each Guarantor hereby subordinates in right of payment all indebtedness of the Other Credit Parties owing to it, whether originally contracted with such Guarantor or acquired by such Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

                                   ARTICLE IV
                                     SET-OFF

          SECTION 4.01 RIGHT OF SET-OFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of any Event of Default under the Credit Agreement, each Finance Party (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Finance Party (including, without limitation, branches, agencies or Affiliates of such Finance Party wherever located) to or for the credit or account of any Guarantor against obligations and liabilities of such Guarantor then due to the Finance Parties hereunder, under the other Finance Documents or otherwise, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Finance Party subsequent thereto. Each Guarantor hereby agrees that to the extent permitted by law any Person purchasing a participation in a Loan, a Note, the LC Obligations or BA Reimbursement Obligations, whether or not acquired pursuant to the arrangements provided for in Section 10.06 of the Credit Agreement, may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Finance Party and any such set-off shall reduce the amount owed by such Guarantor to the Finance Party.

                                    ARTICLE V
                                  MISCELLANEOUS

          SECTION 5.01 NOTICES. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to SUBSECTION (b) below) electronic mail address specified for notices: (i) in the case of any Subsidiary Guarantor, as set forth on the signature pages hereto; (ii) in the case of the Borrowers, the Administrative Agents or any Lender, as specified in or pursuant to Section 10.01 of the Credit Agreement; (iii) in the case of the Collateral Agents, as specified in the relevant Collateral Document;
(iv) in the case of any Derivatives Creditor as set forth in any applicable Derivatives Agreement; or (v) in the case of any party, at such other address as shall be designated by such party in a notice to both of the Administrative Agents and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

          (b) LIMITED USE OF ELECTRONIC MAIL. Except as expressly provided herein or as may be agreed by both of the Administrative Agents in their sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Finance Documents for execution by the parties thereto, to distribute executed Finance Documents in Adobe PDF format and may not be used for any other purpose.

          SECTION 5.02 BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED that none of the Guarantors may assign or transfer any of its interests and obligations without prior written consent of the requisite Lenders in accordance with Section 10.03 of the Credit Agreement (and any such purported assignment or transfer without such consent shall be void); PROVIDED FURTHER that (i) the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in Section 10.06 of the Credit Agreement. Upon the assignment by any Finance Party of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitments and the Loans owing to it) or any other Finance Document to any other Person, such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise.

          SECTION 5.03 NO WAIVERS; NON-EXCLUSIVE REMEDIES. No failure or delay on the part of any Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Finance Document or other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other rights or remedies provided by Law.

          SECTION 5.04      EXPENSES; INDEMNIFICATION.

          (a) EXPENSES. The Guarantors, jointly and severally, agree (i) to pay or reimburse both of the Administrative Agents for all out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated hereby are consummated), and the consummation of the transactions contemplated hereby, including all fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson LLP, the U.S. counsel for the Administrative Agents, and McCarthy Tetrault LLP, the Canadian counsel for the Administrative Agents, and (ii) to pay or reimburse each Agent, any representative of one or more Derivatives Creditors (each a "REPRESENTATIVE") and each other Finance Party for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights and remedies under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Guaranteed Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all fees and disbursements of counsel (including the allocated charges of internal counsel. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by any Agent and the costs of independent public accountants and other outside experts retained by or on behalf of the Agents and the Finance Parties. The agreements in this SECTION 5.04(a) shall survive the termination of the Commitments and Derivatives Agreements and repayment of all Guaranteed Obligations.

          (b) INDEMNIFICATION. Whether or not the transactions contemplated hereby or by the other Finance Documents are consummated, the Guarantors, jointly and severally, agree to indemnify, save and hold harmless each Agent, the Representatives, each other Finance Party and their respective Affiliates, directors, officers, trustees, employees, counsel, agents and attorneys-in-fact and their respective successors and assigns (collectively, the "INDEMNITEES") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than either of the Administrative Agents or any Finance Party) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Guarantor, any Affiliate of any Guarantor or any of their respective officers or directors; (ii) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Guaranteed Obligations and the resignation or removal of any Agent or Representative or the replacement of any Lender or other Finance Party) be asserted or imposed against any Indemnitee, arising out of or relating to, the Finance Documents, any predecessor Finance Documents, the Commitments, the use of or contemplated use of the proceeds of any Credit Extension, or the relationship of any Guarantor, any Agent, any Representative and the Finance Parties under this Agreement or any other Finance Document or from any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Group Company, or any Environmental Liability related in any way to any Group Company; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in CLAUSE (i) or (ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action or cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action or cause of action, or proceeding; PROVIDED that no Indemnitee shall be entitled to indemnification for any claim to the extent such claim is determined by a court of competent jurisdiction in a final non-appealable judgment to have been caused by its own gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this SECTION 5.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Credit Party, its directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each of the Guarantors agrees not to assert or permit any of their respective Subsidiaries to assert any claim against any Agent, any Representative, any Finance Party, any of their Affiliates or any of their respective directors, officers, employees, attorneys, agents and advisers on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Finance Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans or the Letters of Credit. Without prejudice to the survival of any other agreement of the Guarantors hereunder and under the other Finance Documents, the agreements and obligations of the Guarantors contained in this SECTION 5.04(b) shall survive the repayment of the Loans, LC Obligations, BA Reimbursement Obligations and other obligations under the Finance Documents and the termination of the Commitments. Any amounts paid by any Indemnitee as to which such Indemnitee has a right to reimbursement hereunder shall constitute Guaranteed Obligations.

          (c) CONTRIBUTION. If and to the extent that the obligations of any Subsidiary Guarantor under this SECTION 5.04 are unenforceable for any reason, each other Subsidiary Guarantor, jointly and severally, hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations as is permissible under applicable Law.

          SECTION 5.05 ENFORCEMENT. The Finance Parties agree that this Agreement may be enforced only by (i) the action of either of the Administrative Agents acting upon the instructions of the Required Lenders, or (ii) after the date on which all of the Senior Obligations have been paid in full, the holders of at least 51% of the outstanding Derivatives Obligations constituting Guaranteed Obligations, and that no other Finance Party shall have any right individually to seek to enforce this Agreement, it being understood and agreed that such rights and remedies may be exercised by either of the Administrative Agents or the holders of at least 51% of the outstanding Derivatives Obligations, as the case may be, for the benefit of the Finance Parties upon the terms of this Agreement.

          SECTION 5.06 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Guarantor directly affected by such amendment or waiver (it being understood that the addition or release of any Guarantor hereunder shall not constitute an amendment or waiver affecting any Guarantor other than the Guarantor so added or released) and either (i) at all times prior to the time at which all Senior Obligations have been paid in full, both of the Administrative Agents (with the consent of the Required Lenders or, to the extent required by Section 10.03 of the Credit Agreement, all or other required percentage of the Lenders) or (ii) at all times after the time at which the Senior Obligations have been paid in full, the holders of at least 51% of the outstanding Derivatives Obligations constituting Guaranteed Obligations; PROVIDED, HOWEVER, that no such amendment, change, discharge, termination or waiver affecting the rights and benefits of a single Class of Finance Parties (and not all Finance Parties in a like or similar manner) shall require the written consent of the Required Finance Parties of such Class of Finance Parties. For the purposes of this SECTION 5.06, the term "CLASS" means each class of Finance Parties, i.e., whether (i) the Lenders, as holders of the Senior Obligations, or (ii) the Derivatives Creditors, as holders of the Derivatives Obligations. For the purposes of this SECTION 5.06, the term "REQUIRED FINANCE PARTIES" of any Class means (i) with respect to the Senior Obligations, the Required Lenders and (ii) with respect to the Derivatives Obligations, the holders of at least 51% of all Derivatives Obligations constituting Guaranteed Obligations outstanding from time to time.

          SECTION 5.07 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Guarantors hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the nonexclusive jurisdiction of such courts. Each of the Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. Each Guarantor hereby irrevocably appoints C.T. Corporation System its authorized agent to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding of the nature referred to in this

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SECTION 5.07 and consents to process being served in any such suit, action or proceeding upon C.T. Corporation System in any manner or by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor's address referred to in SECTION 5.01. Each Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(ii) shall, to the fullest extent permitted by Law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this SECTION
5.07 shall affect the right of any Finance Party to serve process in any manner permitted by Law or limit the right of any Finance Party to bring proceedings against any Guarantor in the courts of any jurisdiction or jurisdictions.

          SECTION 5.08      LIMITATION OF LAW; SEVERABILITY.

          (a) All rights, remedies and powers provided in this may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

          (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agents and the other Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          SECTION 5.09 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the other Finance Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective with respect to each Guarantor when both of the Administrative Agents shall have received counterparts hereof signed by itself and such Guarantor; provided that, for greater certainty, this Agreement shall become effective with respect to each of Eckerd Corporation, Eckerd Fleet, Inc., EDC Drug Stores, Inc., EDC Licensing, Inc. Genovese Drug Stores, Inc., Thrift Drug Inc. and Thrift Drug Services, Inc., notwithstanding the fact that such Credit Parties shall be deemed to have executed the counterpart of this Agreement at 11:59 p.m. on July 31, 2004, upon consummation of the Acquisition.

          SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 5.11 ADDITIONAL GUARANTORS. It is understood and agreed that any Subsidiary of the Parent Borrower that is required by the Credit Agreement to execute an Accession Agreement and counterpart of this Agreement after the date hereof shall automatically become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder by executing an Accession Agreement and counterpart hereof and delivering the same to both of the Administrative Agents. The execution and delivery of any such instrument shall not require the consent of any other Guarantor or other parts hereunder. The rights and obligations of each Guarantor or other party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

          SECTION 5.12      TERMINATION; RELEASE OF GUARANTORS.

          (a) TERMINATION. Upon the full, final and irrevocable payment and performance of all Guaranteed Obligations, the cancellation of all outstanding LC Obligations and BA Reimbursement Obligations and the termination of the Commitments under the Credit Agreement and all Derivatives Agreements, this Agreement shall terminate and have no further force or effect.

          (b) RELEASE OF SUBSIDIARY GUARANTORS. In the event that all of the capital stock of one or more of the Subsidiary Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 7.04 or
7.05 of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all of the Lenders, if required by Section 10.03 of the Credit Agreement) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Subsidiary Guarantor or Subsidiary Guarantors shall be released from this Agreement, and this Agreement shall, as to each such Subsidiary Guarantor or Subsidiary Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Subsidiary Guarantor shall be deemed to be a sale of such Subsidiary Guarantor for purposes of this SECTION 5.12(b)). Upon any such release of a Subsidiary Guarantor, the Administrative Agents will, upon request by and at the expense of such Subsidiary Guarantor, execute and deliver to such Subsidiary Guarantor such documents as such Subsidiary Guarantor shall reasonably request to evidence the termination of this Agreement.

          SECTION 5.13 DEFINED TERMS; CONFLICT. Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written.

GUARANTORS:                               THE JEAN COUTU GROUP (PJC) INC.
-----------


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          530 Rue Beriault
                                          Longueuil, Quebec, Canada J4G 1S8
                                          Attention: Francois Jean Coutu
                                          Facsimile: (450) 646-5649


PJC ARLINGTON REALTY LLC                    BROOKS PHARMACY, INC.
PJC DORCHESTER REALTY LLC                   ECKERD CORPORATION
PJC ESSEX REALTY LLC                        ECKERD FLEET, INC.
PJC HAVERHILL REALTY LLC                    EDC DRUG STORES, INC.
PJC HYDE PARK REALTY LLC                    EDC LICENSING, INC.
PJC MANCHESTER REALTY LLC                   GENOVESE DRUG STORES, INC.
PJC MANSFIELD REALTY LLC                    JCG HOLDINGS (USA), INC.
PJC NEW LONDON REALTY LLC                   JEAN COUTU ACQUISITION ONE, INC.
PJC NORWICH REALTY LLC                      JEAN COUTU ACQUISITION TWO, INC.
PJC PETERBOROUGH REALTY LLC                 JEAN COUTU ACQUISITION THREE, INC.
PJC PROVIDENCE REALTY LLC                   MAXI DRUG NORTH, INC.
PJC REVERE REALTY LLC                       MAXI DRUG, INC.
                                            MAXI GREEN INC.
                                            MC WOONSOCKET, INC.
By: PJC SPECIAL REALTY HOLDINGS, INC., a    P.J.C. DISTRIBUTION, INC.
    Delaware corporation, as Sole Member    P.J.C. OF VERMONT INC.
    of each                                 P.J.C. REALTY CO., INC.
                                            PJC LEASE HOLDINGS, INC.
    By:                                     PJC OF CRANSTON, INC.
    ------------------------------------    PJC OF EAST PROVIDENCE, INC.
       Michel Coutu, as President           PJC OF MASSACHUSETTS, INC.
                                            PJC OF RHODE ISLAND, INC.
                                            PJC OF WEST WARWICK, INC.
Notice address for all other Guarantors:    PJC REALTY MA, INC.
50 Service Avenue                           PJC SPECIAL REALTY HOLDINGS, INC.
Warwick, Rhode Island 02836                 THE JEAN COUTU GROUP (PJC) USA, INC.
Attention: Michel Coutu                     THRIFT DRUG, INC.
Facsimile: (401) 825-3997                   THRIFT DRUG SERVICES, INC.



                                            By:
                                            ------------------------------------
                                              Michel Coutu, as President of each

[Signature page to
Guaranty Agreement]

                                      -S-1-

                                          PJC REALTY N.E. LLC
                                          JEAN COUTU GROUP HOLDINGS (USA), LLC

                                          By: THE JEAN COUTU GROUP (PJC) USA,
                                            INC.,  a Delaware corporation, its
                                            Sole Member


                                            By:
                                            ------------------------------------
                                              Michel Coutu, as President of each


                                          MAXI DRUG SOUTH, L.P.

                                          By: MAXI DRUG, INC., a Delaware
                                              corporation, its General Partner

                                            By:
                                            ------------------------------------
                                              Michel Coutu, as President


                                          SERVICES SECURIVOL INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          RX INFORMATION CENTRE LTD.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          PATERSON'S PHARMACIES LIMITED

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          3090671 NOVA SCOTIA COMPANY

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

[Signature page to
Guaranty Agreement]

                                      -S-2-

                                          3090672 NOVA SCOTIA COMPANY

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Agreed to and Accepted:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Term B Administrative Agent


By:
   -------------------------------------
   Name:
   Title:


Agreed to and Accepted:

NATIONAL BANK OF CANADA,
as Canadian Administrative Agent


By:
   -------------------------------------
   Name:
   Title:

[Signature page to
Guaranty Agreement]

                                      -S-3-